Exhibit 10.13

AMENDMENT AND RESTATEMENT AGREEMENT
dated 10 December 2021
between CNH INDUSTRIAL FINANCE EUROPE S.A. and CITIBANK EUROPE PLC, UK BRANCH as Facility Agent relating to a Credit Agreement dated 18 March 2019

Allen & Overy LLP
0012230-0017918 UKO1: 2006540491.1

CONTENTS
Clause    Page

1. Interpretation	1
2. Amendments	2
3. Representations	2
4. Consents	2
5. Miscellaneous	2
6. Contractual recognition of bail-in	3
7. Governing law and Jurisdiction	3
Schedule

Conditions precedent	4
Amended Credit Agreement	5

Signatories    2

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THIS AGREEMENT is dated 10 December 2021 and made
BETWEEN:
(1)CNH INDUSTRIAL FINANCE EUROPE S.A., a company incorporated and existing under the laws of Luxembourg as a public limited liability company (société anonyme) whose registered office is at 291, route d’Arlon, L-1150 Luxembourg and registered with the Luxembourg trade and companies register under number B 155.849, acting for itself and on behalf of each of the other Obligors under and as defined in the Credit Agreement defined below (CIFE); and
(2)CITIBANK EUROPE PLC, UK BRANCH as agent of the other Finance Parties under and as defined in the Credit Agreement defined below (the Facility Agent).
BACKGROUND
(A)This Agreement is supplemental to and amends and restates a credit agreement dated 18 March 2019 between, among others, CNH Industrial N.V., CIFE and the Facility Agent (the Credit Agreement).
(B)The Majority Banks (as defined in the Credit Agreement) have consented to the amendments to the Credit Agreement contemplated by this Agreement. Accordingly, the Facility Agent is authorised to execute this Agreement on behalf of the Finance Parties.
(C)CIFE effects this Agreement on behalf of itself and each other Obligor in accordance with paragraph (a) of clause 21.1 (Majority Banks) of the Credit Agreement.
(D)This Agreement also provides for the consent of the Majority Banks to the Spin-off Transaction (as defined below).
IT IS AGREED as follows:
1.INTERPRETATION
1.1Definitions
In this Agreement:
Amended Credit Agreement means the Credit Agreement as amended and restated by this Agreement.
Effective Date means the date on which the Facility Agent gives the notification referred to in clause 2(b) (Amendments) below.
Spin-off Transaction means the demerger of the Group’s “on-highway” business (commercial and specialty vehicles business and the powertrain business, as well as the related financial services business) initially announced by the Group in a press release dated 3 September 2019 and as more fully described during the Iveco Group Investor Day held on 18 November 2021.

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1.2Construction
(a)Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.
(b)The provisions of clause 1.3 (Interpretation) and 1.4 (Third party rights) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Credit Agreement are to be construed as references to this Agreement.
2.AMENDMENTS
(a)Subject as set out below, the Credit Agreement will be amended from the Effective Date so that it reads as if it were restated in the form set out in Schedule 2 (Amended Credit Agreement).
(b)The Credit Agreement will not be amended by this Agreement unless the Facility Agent notifies CIFE and the Banks that it has received all of the documents and other evidence set out in Schedule 1 (Conditions precedent) in form and substance reasonably satisfactory to the Facility Agent.
3.REPRESENTATIONS
CIFE (for itself and on behalf of each of the other Obligors) makes the representations and warranties referred to in paragraphs (a) and (b) of clause 14.2 (Repetition) of the Credit Agreement to each Finance Party on the date of this Agreement and on the Effective Date, provided that:
(a)the representations and warranties referred to in paragraph (a) of that clause are given in respect of the Obligors only; and
(b)the representations and warranties in paragraphs (m)(i) and (n)(i) of clause 14.1 (Representations and Warranties) of the Credit Agreement are not given in respect of any Material Subsidiary.
4.CONSENTS
(a)On the Effective Date, CIFE (for itself and on behalf of each other Obligor):
(i)confirms its acceptance of the Amended Credit Agreement;
(ii)agrees that it is bound as an Obligor by the terms of the Amended Credit Agreement; and
(iii)(if a Guarantor) confirms that its guarantee:
(A)continues in full force and effect on the terms of the Amended Credit Agreement and any Accession Memorandum applicable to that Guarantor; and
(B)extends to the obligations of the Obligors under the Financing Documents (including the Amended Credit Agreement), in each case, subject to any limitations set out in clause 13 (Guarantee) of the Amended Credit Agreement and any relevant Accession Memorandum applicable to that Guarantor.

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(b)On the Effective Date, the Facility Agent confirms that the Majority Banks have provided their consent in relation to the Spin-off Transaction in accordance with clause 22.1 (Majority Banks) of the Amended Credit Agreement and that the entry into and completion of the Spin-off Transaction will not constitute a Default or breach of any provision of any Financing Document.
5.MISCELLANEOUS
(a)Each of this Agreement and the Amended Credit Agreement is a Financing Document.
(b)Subject to the terms of this Agreement, the Credit Agreement will remain in full force and effect and, from the Effective Date, the Credit Agreement and this Agreement will be read and construed as one document.
6.CONTRACTUAL RECOGNITION OF BAIL-IN
The provisions of clause 23.3 (Contractual recognition of bail-in) of the Amended Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to any Financing Document are to be construed as references to this Agreement and references to the parties to the Amended Credit Agreement are to be construed as references to the parties to this Agreement.
7.GOVERNING LAW AND JURISDICTION
7.1Governing Law
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
7.2Jurisdiction
(a)The parties to this Agreement agree that the courts of England shall have exclusive jurisdiction to settle any disputes which may arise in connection with this Agreement (including a dispute relating to any non-contractual obligation arising out of or in connection with this Agreement) and that any judgment or order of an English court in connection with this Agreement is conclusive and binding on them and may be enforced against them in the courts of any other jurisdiction.
(b)CIFE (for itself and on behalf of each of the other Obligors):
(i)waives any objections which it may have to the English courts on the grounds of venue or forum non conveniens or any similar grounds as regards proceedings in connection with this Agreement; and
(ii)consents to service of process by mail or in any other manner permitted by the relevant law.

THIS Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1
CONDITIONS PRECEDENT
1.CIFE
(a)A copy of the consolidated articles of association of CIFE or, if the Facility Agent already has a copy, a certificate of an authorised signatory of CIFE confirming that the copy in the Facility Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
(b)A copy of a resolution of the board of directors of CIFE:
(i)approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;
(ii)authorising a specified person or persons to execute this Agreement on its behalf; and
(iii)authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Drawdown Notice) to be signed and/or despatched by it under or in connection with, this Agreement.
(c)A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.
(d)A certificate of an authorised signatory of CIFE certifying that each copy document relating to it specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
(e)A copy of a negative certificate (certificat de non inscription d'une décision judiciaire) pertaining to CIFE from the Luxembourg trade and companies register dated no earlier than the date of this Agreement.
(f)A copy of an excerpt of the Luxembourg trade and companies register pertaining to CIFE dated no earlier than the date of this Agreement.
2.Legal opinions
(a)A legal opinion of Allen & Overy LLP, legal advisers to the Facility Agent in England, substantially in the form distributed to the Banks prior to signing this Agreement.
(b)A legal opinion of Linklaters LLP (or other internationally recognised law firm agreed by the Facility Agent), external counsel for CIFE on powers and capacity of CIFE under Luxembourg law.

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Schedule 2
AMENDED CREDIT AGREEMENT

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SIGNATORIES

CIFE
CNH INDUSTRIAL FINANCE EUROPE S.A.
for itself and on behalf of each other Obligor
By:
Name: _____________________
Title: ______________________

[CNH – Signature Page to Amendment and Restatement Agreement]

Facility Agent
CITIBANK EUROPE PLC, UK BRANCH
acting on the instructions of the Majority Banks
By:
Name: _____________________
Title: ______________________

[CNH – Signature Page to Amendment and Restatement Agreement]